SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

              (AN AMENDMENT TO FORM 8-K FILED ON JANUARY 13, 1998)

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event reported) MARCH 16, 1998


                           DENTAL CARE ALLIANCE, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                  --------------------------------------------
                 (State or other jurisdiction of incorporation)


        0-23219                                         65-0555-126
  ----------------------                            ------------------
 (Commission File Number)                             (IRS Employer
                                                    Identification No.)


               1343 MAIN STREET, 7TH FLOOR SARASOTA, FLORIDA 34236
                -------------------------------------------------
               (Address of principal executive offices) (Zip Code)


Registrant's Telephone number, including area code   (941) 955-3150


           ----------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


(a)  Financial statements


     The following financial statements of Children's Dental Arcade, Inc. and Wellington Marketplace Dental Group, P.A. (collectively "Combined Practices") are filed with amendment to Dental Care Alliance, Inc.'s (the "Company") Form 8-K which was previously filed on January 13, 1998:


                                                                            Page

Report of Independent Certified Public Accounts............................   3

Combined Balance Sheets - December 31, 1996 and September 30, 1997 ........   4

Combined Statements of Operations - Year ended December 31, 1996 and Nine
Months Ended September 30, 1997 ...........................................   5

Combined Statements of Shareholders' Equity - December 31, 1996 and
September 30, 1997 ........................................................   6

Combined Statements of Cash Flows - Year ended December 31, 1996 and Nine
Months Ended September 30, 1997 ...........................................   7

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


To the Board of Directors and
Stockholders of Dental Care Alliance, Inc.


In our opinion, the accompanying combined balance sheets and the related combined statements of operations, of stockholders' equity and cash flows present fairly, in all material respects, the financial position of Children's Dental Arcade, Inc. and Wellington Marketplace Dental Group, P.A. (collectively "Combined Practices") as of September 30, 1997 and December 31, 1996, and the results of their operations and their cash flows for each of the periods then ended, in conformity with generally accepted accounting principles. These financial statements are the responsibility of management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.


Price Waterhouse LLP
Tampa, Florida
March 16, 1998


CHILDREN'S DENTAL ARCADE, INC. AND WELLINGTON MARKETPLACE DENTAL GROUP, P.A.
COMBINED BALANCE SHEETS

                                                                  DECEMBER 31,  SEPTEMBER 30,
                         ASSETS                                       1996          1997
                                                                  ------------  -------------
Current assets:
   Cash                                                            $  45,153      $  63,296
   Accounts receivable, less allowance for uncollectible
      accounts of $11,062 and 18,159, respectively                    74,787         85,366
   Inventory                                                          56,505         56,505
   Other current assets                                               15,801           --
                                                                   ---------      ---------
      TOTAL CURRENT ASSETS                                           192,246        205,167
Property and equipment, net                                          635,164        597,062
Intangible assets, net                                                  --           70,000
Other assets                                                          30,892         38,058
                                                                   ---------      ---------
      TOTAL ASSETS                                                 $ 858,302      $ 910,287
                                                                   =========      =========

             LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
   Accounts payable                                                $  59,256      $  56,668
   Other accrued liabilities                                          80,588         89,192
   Current portion of long-term debt                                 147,915        225,762
                                                                   ---------      ---------
      TOTAL CURRENT LIABILITIES                                      287,759        371,622
Long-term debt, less current portion                                 502,395        491,773
                                                                   ---------      ---------
      Total liabilities                                              790,154        863,395
Commitments and contingencies (Note 8)                                  --             --

Stockholders' equity:
   Common stock, $.001 par value, 5,000,000 shares authorized,
      4,525,000 and 5,000,000 issued and outstanding as of
      December 31, 1996 and September 30, 1997, respectively           4,525          5,000
   Common stock, $1.00 par value, 1,000 shares authorized,
      issued and outstanding                                           1,000          1,000
   Additional paid-in capital                                         95,475        142,250
   Accumulated deficit                                               (32,852)      (101,358)
                                                                   ---------      ---------
      TOTAL STOCKHOLDERS' EQUITY                                      68,148         46,892
                                                                   ---------      ---------
      TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                   $ 858,302      $ 910,287
                                                                   =========      =========

   The accompanying notes are an integral part of these financial statements.

CHILDREN'S DENTAL ARCADE, INC. AND WELLINGTON MARKETPLACE DENTAL GROUP, P.A. COMBINED STATEMENTS OF OPERATIONS

                                  FOR THE YEAR ENDED   FOR THE NINE MONTHS
                                      DECEMBER 31,     ENDED SEPTEMBER 30,
                                         1996                 1997
                                  ------------------   -------------------

Patient Revenue                       $ 1,674,329          $ 1,290,695
Rental Income                             144,000              108,000
                                      -----------          -----------
   TOTAL REVENUES                       1,818,329            1,398,695

Professional salaries and benefits        391,031              334,170
Staff salaries and benefits               465,631              446,791
Dental supplies                            90,532               85,219
Laboratory fees                            58,001               43,232
Marketing                                  17,232                5,138
Occupancy                                 214,618              177,556
Other                                     202,949              141,854
Depreciation and amortization             107,375               96,760
                                      -----------          -----------

   Operating income                       270,960               67,975

Interest expense, net                     (93,576)             (69,979)
                                      -----------          -----------

   Net income (loss)                  $   177,384          $    (2,004)
                                      ===========          ===========

   The accompanying notes are an integral part of these financial statements.


CHILDREN'S DENTAL ARCADE, INC. AND WELLINGTON MARKETPLACE DENTAL GROUP, P.A.
COMBINED STATEMENTS OF STOCKHOLDERS' EQUITY


                                                            WELLINGTON MARKETPLACE
                             CHILDREN'S DENTAL ARCADE, INC.   DENTAL GROUP, P.A.
                             ------------------------------ -----------------------
                                                COMMON                     COMMON      ADDITIONAL
                                 COMMON          STOCK        COMMON       STOCK         PAID-IN     ACCUMULATED
                                 STOCK        ($.001 PAR)     STOCK      ($1.00 PAR)     CAPITAL       DEFICIT         TOTAL
                                ---------     -----------   ---------     ---------    ----------    -----------     ---------

Balance, December 31, 1995      4,525,000     $   4,525         1,000     $   1,000     $  95,475     $ (84,076)     $  16,924

Net Income                           --            --            --            --            --         177,384        177,384

Distributions                        --            --            --            --            --        (126,162)      (126,162)
                                ---------     ---------     ---------     ---------     ---------     ---------      ---------

Balance, December 31, 1996      4,525,000         4,525         1,000         1,000        95,475       (32,854)        68,146

Issuance of Common Stock          475,000           475          --            --          46,775          --           47,250

Net Loss                             --            --            --            --            --          (2,004)        (2,004)

Distributions                        --            --            --            --            --         (66,500)       (66,500)
                                ---------     ---------     ---------     ---------     ---------     ---------      ---------

Balance, September 30, 1997     5,000,000     $   5,000         1,000     $   1,000     $ 142,250     $(101,358)     $  46,892
                                =========     =========     =========     =========     =========     =========      =========

   The accompanying notes are an integral part of these financial statements.


CHILDREN'S DENTAL ARCADE, INC. AND WELLINGTON MARKETPLACE DENTAL GROUP, P.A.
COMBINED STATEMENTS OF CASH FLOWS

                                                           FOR THE YEAR ENDED       FOR THE NINE MONTHS
                                                              DECEMBER 31,          ENDED SEPTEMBER 30,
                                                                  1996                    1997
                                                           -------------------      -------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
   Net income (loss)                                           $ 177,384                $  (2,004)
   Adjustments to reconcile net income (loss) to net cash
     provided by operating activities:
        Depreciation and amortization                            107,375                   96,760
        Issuance of common stock                                    --                     47,250
   (Increase) decrease in:
     Accounts receivable                                          13,942                  (10,579)
     Inventory                                                    (7,612)                    --
     Other current assets                                        (14,322)                  15,799
   Increase (decrease) in:
     Accounts payable                                             24,080                   (2,588)
     Other accrued liabilities                                   (13,430)                   8,604
                                                               ---------                ---------
        Net cash provided by operating activities                287,417                  153,242
                                                               ---------                ---------

CASH FLOWS FROM INVESTING ACTIVITIES:
   Additions to property and equipment                           (23,043)                 (23,150)
   Decrease (increase) other assets                                5,570                   (7,674)
                                                               ---------                ---------
     Net cash used in investing activities                       (17,473)                 (30,824)
                                                               ---------                ---------

CASH FLOWS FROM FINANCING ACTIVITIES:
   Payments on long-term debt                                   (133,467)                (102,708)
   Proceeds from issuance of long-term debt                        --                      64,933
   Distributions                                                (126,162)                 (66,500)
                                                               ---------                ---------
     Net cash (used in) provided by financing activities        (259,629)                (104,275)
                                                               ---------                ---------

     Net increase in cash and cash equivalents                    10,315                 (104,275)

Cash and cash equivalents at beginning of period               $  34,838                $  45,153
Cash and cash equivalents at end of period                     $  45,153                $  63,296
Cash paid during the year for interest                         $96,276                  $61,785

Supplemental disclosures of cash flow information:
Supplemental disclosures of non-cash activities:
The Company issued shares of common stock for no consideration in exchange for services rendered with a fair value of $47,250.

The accompanying notes are an integral part of these financial statements.

CHILDREN'S DENTAL ARCADE, INC. AND WELLINGTON MARKETPLACE DENTAL GROUP, P.A. NOTES TO COMBINED FINANCIAL STATEMENTS



1.  OPERATIONS AND ORGANIZATION


     Children's Dental Arcade, Inc. ("CDA"), was incorporated on January 26, 1994 and operates dental practices in Palm Beach County, Florida. The dental practices are owned by Wellington Marketplace Dental Group, P.A. ("Wellington"), a professional association, which was formed on October 18, 1990. Wellington is owned 100% by a shareholder who also owns 95% of CDA.

     The dental practices operated by and the opening dates of the Combined Practices are as follows:


     Wellington A-5      January, 1994      Wellington A-2      September, 1994
     Mangonia Park       May, 1994          Delray Beach        September, 1995
     Belle Glade         June, 1994         Okeechobee Blvd     September, 1997
     Lake Worth          August, 1994


2. SIGNIFICANT ACCOUNTING POLICIES


           INCOME TAXES. The Company, with the consent of its stockholder, has elected under the Internal Revenue Code to be an S Corporation. In lieu of corporate income taxes, the stockholders of an S Corporation are taxed on their proportionate share of the Company's taxable income. Therefore, no provision or liability for income taxes has been included in these financial statements.


           INVENTORY. Inventory consists primarily of dental supplies and small tools and are stated at cost using the first-in first-out method.


           EQUIPMENT AND LEASEHOLD IMPROVEMENTS. Equipment and leasehold improvements are stated at cost less accumulated depreciation. Depreciation is computed using the straight line method over estimated useful lives ranging from 5 to 10 years.

           USE OF ESTIMATES. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

           FAIR VALUE OF FINANCIAL INSTRUMENTS. The estimated fair value of amounts reported in the financial statements have been determined by using available fair market information and appropriate valuation methodologies. The carrying value of all current assets and current liabilities approximates fair value because of their short-term nature. The carrying value of all non-current financial instruments are considered to approximate fair value based on current market rates and instruments with similar risks and maturities.



CHILDREN'S DENTAL ARCADE, INC. AND WELLINGTON MARKETPLACE DENTAL GROUP, P.A.
NOTES TO COMBINED FINANCIAL STATEMENTS



3. DEBT

Long Term Debt consists of the following:

                                                                                      DECEMBER 31,     SEPTEMBER 30,
                                                                                          1996             1997
                                                                                      -----------      ------------
Capital lease obligations, secured by majority of equipment and leasehold improvements and guaranteed by principal shareholder of Combined Practices.
Various terms ranging from five to six years with imputed interest rates
of 13.6% - 17.2%                                                                        $379,300         $321,000

Note payable to financial institutions, guaranteed by Small Business
Administration and guaranteed by principal shareholder of Combined Practices, secured by third mortgage on personal residence, assignment of notes and mortgages and life insurance policy on shareholder. Interest rate at 2.75% over
lender's prime (11.75% at September 30, 1997), maturing in the year 2001.                183,860          165,735

Note payable equipment finance company, secured by equipment at
dental practice, interest at 10%, maturing in 2002                                          --            123,465

Note payable shareholder is unsecured, bears interest at 10% per annum
and is due on demand.                                                                     87,150           57,335

Note payable to seller, secured by equipment and leasehold improvements
and dental practice, interest at 10% maturing in 2000.                                      --             20,000

Line of credit with financial institution, unsecured, due in 1997 with interest
of 2% over prime.                                                                           --             10,000
                                                                                        --------         --------
                                                                                         650,310          697,535
             Less current portion                                                        147,915          205,762
                                                                                        --------         --------
                                                                                        $502,395         $491,773
                                                                                        ========         ========

Future debt principal payments as of September 30, 1997 are:

                             YEAR
                             -----
                             1998         $119,010
                             1999           78,016
                             2000           65,136
                             2001           73,129
                             2002           41,244
                                          --------
                                          $376,535
                                          ========

Future payments on capital lease obligations as of September 30, 1997 are:

                             YEAR
                             ----
                             1998         $ 86,752
                             1999          100,216
                             2000          133,730
                             2001              302
                                          --------
                                          $321,000
                                          ========

  CHILDREN'S DENTAL ARCADE, INC. AND WELLINGTON MARKETPLACE DENTAL GROUP, P.A.

NOTES TO COMBINED FINANCIAL STATEMENTS


4.  OPERATING LEASES


   The Company leases its administrative offices, all of its dental offices and two automobiles under operating leases. All of the dental offices are for initial terms of five years and provide for one or two renewal terms of similar periods. The lease covering the administrative office is for a term of three years. All of the real estate leases also provide for increasing rent payments over the lease terms or for increases in rent based upon changes in the consumer price index. The two automobile leases are for three year terms and provide for fixed price purchase options at the expiration of the lease terms.



   Future minimum rental commitments on operating leases as of September 30, 1997 are as follows:



     1998          $128,011
     1999           116,781
     2000            59,101
                   ========
                   $303,893
                   ========



5. COMMITMENTS AND CONTINGENCIES

   During 1996, a sample of the dental practices' claims to the Medicaid program were audited. The preliminary results, as asserted by the auditor, is that the Company will be required to pay back to the program approximately $128,000. The Company is in progress of vigorously refuting this assessment and has filed an appeal. Management believes that it will be successful in its appeal, however, acknowledges that a settlement in the range of $13,000 to $39,000 will be required to resolve this matter. As a result, the Company has accrued $39,000, which is the amount management estimates it will be required to pay.


6. SUBSEQUENT EVENT

   On September 30, 1997, Children's Dental Arcade, Inc. became known as Marketplace Dental, Inc. ("MDI"). Concurrent with this change, Wellington retained all of the dental assets of the Combined Practices and MDI became the management company responsible for the non-dental aspects of operations. MDI and Wellington entered into a Management Agreement whereby MDI will receive a fee equal to 70% of net patient revenue and assume liability for payment of all expenses of Wellington, with the exception of (1) salary and benefits to employ the dentists, hygienists and contracted specialists; (2) debt and asset carrying costs on the acquisition of practices; and (3) any other direct costs to the P.A. not covered under the Management Agreement.

   On December 29, 1997, MDI was acquired by Dental Care Alliance, Inc. ("DCA").

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS



(b)     Pro Forma Financial Information


        The following unaudited Pro Forma financial information required pursuant to Article 11 of Regulation S-X are filed with this amendment to the Company's Form 8-K which was previously filed on January 13, 1998.

                                                                           PAGE
                                                                           ----

Basis of Presentation  .................................................... 15
Pro Forma Condensed Balance Sheet - December 31, 1996 ......................16
Pro Forma Condensed Balance Sheet - September 30, 1997    ..................16
Pro Forma Condensed Statement of Income - Year Ended December 31, 1996......17
Pro Forma Condensed Statement of Income - Nine months Ended
September 30, 1997........................................................  18
Notes to Pro Forma Combined Financial Information...........................19

                           DENTAL CARE ALLIANCE, INC.
                              BASIS OF PRESENTATION
               UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION



The unaudited Pro Forma Combined Statements of Income for the year ended December 31, 1996 and the nine months ended September 30, 1997 gives effect to the acquisition of Marketplace Dental, Inc. ("MDI"), as if it had occurred on January 1, 1996. The unaudited Pro Forma Combined Balance Sheets as of December 31, 1996 and September 30, 1997 gives effect to the acquisition of MDI on December 29, 1997 as if it occurred at January 1, 1996. The MDI acquisition has been accounted for using the purchase method of accounting, so that the Company's historical statement of operations data include results of operations of the acquired company from the effective date of the acquisition.

The unaudited Pro Forma Combined Financial Information has been prepared by the Company based on the Company's audited Statement of Operations and Balance Sheet as of and for the year ended December 31, 1996, the unaudited Statement of Operations and Balance Sheet as of and for the nine months ended September 30, 1997, and the audited financial statements of the Combined Practices for the year ended December 31, 1996 and for the nine months ended September 30, 1997. The Audited Historical Financial Statements of the Combined Practices, are included elsewhere in this Form 8-K/A. The Pro Forma Combined Financial Information should be read in conjunction with the complete historical Financial Statements of Dental Care Alliance, Inc. and the notes thereto as filed by the Company in its prospectus, and the historical financial statements of the Combined Practices included as a part of this Form 8-K/A. The Pro Forma combined Financial Information does not purport to be indicative of the combined results of operations that actually would have occurred if the transactions described above had been effected at the dates indicated or to project future results of operations for any period.


DENTAL CARE ALLIANCE
PRO FORMA CONDENSED BALANCE SHEET
FOR THE YEAR ENDED DECEMBER 31, 1996


                                                     COMBINED        PRO FORMA      PRO FORMA      HISTORICAL        ACQUISITION

                         ASSETS                      PRACTICES      ADJUSTMENTS        MDI          COMPANY          ADJUSTMENTS
                                                   -----------     ------------    -----------     -----------     -------------

Current assets:
   Cash and cash equivalents                       $    45,153     $    (1,800) b  $    43,353     $ 1,283,268     $  (500,001) 1
   Accounts receivable                                  74,787         (22,877) b         --              --
                                                                       (51,910) a
   Consulting and license fees receivable                 --                              --            59,000
   Management fee receivable from P.A.s                   --           (59,358) a      (59,358)        397,441
   Advances to P.A.s                                      --                              --            16,454
   Other current assets                                 72,306         (12,014)         60,292          27,644
   Current portion of long-term notes
      receivable from -P.A.s                              --                             --              68,460
                                                   -----------     -----------     -----------     -----------     -----------
      Total current assets                             192,246        (147,959)         44,287       1,822,258        (500,000)
Property and equipment, net                            635,164         (87,640) b      547,524          40,230         (42,181) 1
                                                                                                                       (72,192) 2
Intangible assets, net                                    --                              --           803,753       1,159,768  1
                                                                                                                       (46,391) 2
Long-term notes receivable from P.A.s,
     less current portion                                 --                              --           129,935
Consulting and licensing fees receivable,
     noncurrent                                           --                              --           251,925
Other assets                                            30,892          (2,195) b      28,697          74,838
                                                   -----------     -----------     -----------     -----------     -----------
      Total assets                                 $   858,302     $  (237,794)    $   620,508     $ 3,122,939     $   499,004
                                                   ===========     ===========     ===========     ===========     ===========

                      LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
   Accounts payable                                $    59,256     $    (8,393) b  $    50,863     $   491,509     $      --
   Accrued payroll and payroll related costs              --                              --           124,236
   Other accrued liabilities                            80,588          (2,351) b       78,237          67,008
   Bank credit facility                                   --                              --              --
   Current portion of long-term debt                   147,915                         147,915         173,652
                                                   -----------     -----------     -----------     -----------     -----------
      Total current liabilities                        287,759         (10,744)        277,015         856,405
Long-term debt, less current portion                   502,395         (40,756) b      461,639          40,350        (182,413) 1
                                                   -----------     -----------     -----------     -----------     -----------
      Total liabilities                                790,154         (51,500)        738,654         896,755        (182,413)
Commitments and contingencies
Mandatorily redeemable preferred stock,
   $.01 par value, 15,000 shares authorized,
   issued and outstanding                                                                  --         1,402,562
Put rights associated with common stock                                                    --           191,237             -
                                                   -----------     -----------     -----------     -----------     -----------
                                                                                           --         1,593,799
                                                   -----------     -----------     -----------     -----------     -----------
Stockholders' equity:
   Common stock, $.01 par value, 50,000,000
     shares authorized,  3,995,460 issued and
     outstanding                                                                                        39,955             800  1
   Common stock, $.001 par value, 5,000,000
     shares authorized, 4,525,000 issued and
     outstanding                                         4,525                           4,525
   Common stock, $1.00 par value, 1,000 shares
     authorized, issued and outstanding                  1,000          (1,000) b         --
Additional paid-in capital, net of $272,768
  Stock Subscription receivable                         95,475                          95,475         554,696         799,200  1
Retained earnings                                      (32,852)       (111,268) a     (218,146)         37,734        (118,583) 2
                                                                       (74,026) b
                                                   -----------     -----------     -----------     -----------     -----------
      Total stockholders' equity                        68,148        (186,294)       (118,146)        632,385         681,417
                                                   -----------     -----------     -----------     -----------     -----------

                                                  PRO FORMA

                                                   COMPANY
                                                 -----------

                         ASSETS
Current assets:
   Cash and cash equivalents                    $   796,612
   Accounts receivable, less allowance for

   Consulting and license fees receivable            59,000
   Management fee receivable from P.A.s             338,083
   Advances to P.A.s                                 16,454
   Other current assets                              87,936
   Current portion of long-term notes
      receivable from -P.A.s                         68,460
                                                -----------
      Total current assets                        1,366,545
Property and equipment, net                         473,381

Intangible assets, net                            1,917,130

Long-term notes receivable from P.A.s,
     less current portion                           129,935
Consulting and licensing fees receivable,
     noncurrent                                     251,925
Other assets                                        103,535
                                                -----------
      Total assets                              $ 4,242,451
                                                ===========

             LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
   Accounts payable                             $   542,372
   Accrued payroll and payroll related costs        124,236
   Other accrued liabilities                        145,245
   Bank credit facility                                --
   Current portion of long-term debt                321,567
                                                -----------
      Total current liabilities                   1,133,420
Long-term debt, less current portion                319,576
                                                -----------
      Total liabilities                           1,452,996
Commitments and contingencies
Mandatorily redeemable preferred stock,
   $.01 par value, 15,000 shares authorized,
   issued and outstanding                         1,402,562
Put rights associated with common stock             191,237
                                                -----------
                                                  1,593,799
                                                -----------
Stockholders' equity:
   Common stock, $.01 par value, 50,000,000
     shares authorized,  3,995,460 issued and
     outstanding                                     40,755
   Common stock, $.001 par value, 5,000,000
     shares authorized, 4,525,000 issued and
     outstanding                                      4,525
   Common stock, $1.00 par value, 1,000 shares
     authorized, issued and outstanding                --
Additional paid-in capital, net of $272,768 loan
  receivable                                      1,449,371
Retained earnings                                  (298,995)
                                                -----------
      Total stockholders' equity                  1,195,656
                                                -----------
                                                  4,242,451

 The accompanying notes are an integral part of these financial statements.

DENTAL CARE ALLIANCE, INC.
PRO FORMA CONDENSED BALANCE SHEET
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996



                                                   COMBINED     PRO FORMA     PRO FORMA    HISTORICAL    ACQUISITION    PRO FORMA
                         ASSETS                    PRACTICES   ADJUSTMENTS      MDI         COMPANY      ADJUSTMENTS     COMPANY

Current assets:
   Cash and cash equivalents                       $  63,296   $ (27,629)d  $  35,667   $   442,747   $  (500,000)3  $  (21,586)
   Accounts receivable, less allowance
      for uncollectible accounts of $18,159           85,366     (14,872)d       --            --                          --
                                                                 (70,494)c
   Consulting and license fees receivable               --                       --          70,917                      70,917
   Management fee receivable from P.A.s                 --        23,358 c     23,358       653,177                     676,535
   Advances to P.A.s                                    --                       --         817,554                     817,554
   Other current assets                               56,505      (9,655)d     46,850       131,662                     178,512
   Current portion of long-term
      notes receivable from P.A.s                       --                       --          72,533                      72,533
                                                   ---------   ---------    ---------   -----------   -----------   -----------
      Total current assets                           205,167     (99,292)     105,875     2,188,590      (500,000)    1,794,465
Property and equipment, net                          597,062     (69,909)d    527,153       559,104       (42,181)3     917,740
                                                                                                          (72,192)4
                                                                                                          (54,144)5
Intangible assets, net                                  --                       --       1,682,420     1,159,768 3   2,761,004
                                                                                                          (46,391)4
                                                                                                          (34,793)5
Long-term notes receivable from P.A.s,
      less current portion                              --                       --         146,304                     146,304
Other assets                                         108,058     (74,914)d     33,144       204,264                     237,408
                                                   ---------   ---------    ---------   -----------   -----------   -----------
      Total assets                                 $ 910,287   $(244,115)   $ 666,172   $ 4,780,682   $   410,067   $ 5,856,921
                                                   =========   =========    =========   ===========   ===========   ===========
             LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
   Accounts payable                                $  56,668   $  (4,359)d  $  52,309   $   640,651                 $   692,960
   Accrued payroll and payroll related costs            --                       --         328,504                     328,504
   Other accrued liabilities                          89,192     (10,381)d     78,811       327,585                     406,396
   Bank credit facility                                 --                       --         212,687                     212,687
   Current portion of long-term debt                 225,762                  225,762       208,281                     434,043
                                                   ---------   ---------    ---------   -----------   -----------   -----------
      Total current liabilities                      371,622     (14,740)     356,882     1,717,708          --       2,074,590
Long-term debt, less current portion                 491,773     (50,756)d    441,017       681,511      (182,413)4     940,115
                                                   ---------   ---------    ---------   -----------   -----------   -----------
      Total liabilities                              863,395     (65,496)     797,899     2,399,219      (182,413)    3,014,705
Commitments and contingencies
Mandatorily redeemable preferred stock,
      $.01 par value, 15,000 shares
      authorized, issued and outstanding                                         --       1,503,062                   1,503,062
Put rights associated with common stock                                          --         191,237                     191,237
                                                   ---------   ---------    ---------   -----------   -----------   -----------
                                                                                 --       1,694,299          --       1,694,299
                                                   ---------   ---------    ---------   -----------   -----------   -----------
Stockholders' equity:
   Common stock, $.01 par value, 50,000,000
      shares authorized, 3,995,460 issued
      and outstanding                                                                        42,433           800 1      43,233
   Common stock, $.001 par value, 5,000,000
      shares authorized, issued and outstanding        5,000                    5,000                                     5,000
   Common stock, $1.00 par value, 1,000
      shares authorized, issued and outstanding        1,000      (1,000)d      --
Additional paid-in capital, net of $272,768
      loan receivable                                142,250                  142,250       572,238       799,200 1   1,513,688
Retained earnings                                   (101,358)    (47,136)c   (278,977)       72,493      (118,583)4    (414,004)
                                                        --      (130,483)d                                (88,937)
                                                   ---------   ---------    ---------   -----------   -----------   -----------
      Total stockholders' equity                      46,892    (178,619)    (131,727)      687,164       592,480     1,147,917
                                                   ---------   ---------    ---------   -----------   -----------   -----------
      Total liabilities and stockholders'
      equity                                       $ 910,287   $(244,115)   $ 666,172   $ 4,780,682   $   410,067   $ 5,856,921
                                                   =========   =========    =========   ===========   ===========   ===========

   The accompanying notes are an integral part of these financial statements.

DENTAL CARE ALLIANCE, INC.
PRO FORMA CONDENSED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1996




                                                 COMBINED     PRO FORMA       PRO FORMA     HISTORICAL    ACQUISITION     PRO FORMA
                                                 PRACTICES    ADJUSTMENTS        MDI         COMPANY      ADJUSTMENTS      COMPANY

Patient Revenue                                 $ 1,674,329  $(1,674,329)a  $      --      $      --     $      --     $      --
Rental Income                                       144,000                     144,000                                    144,000
Management fees                                        --      1,172,030 a    1,172,030      1,289,828                   2,461,858
Consulting and licensing fees                          --                                      347,600                     347,600
                                                -----------  -----------    -----------    -----------   -----------   -----------
             Total revenues                       1,818,329     (502,299)     1,316,030      1,637,428          --       2,953,458

Managed dental center expenses:
      Professional salaries and benefits            391,031     (391,031)a         --             --                          --
      Staff salaries and benefits                   465,631                     465,631        223,657                     689,288
      Dental supplies                                90,532                      90,532         79,448                     169,980
      Laboratory fees                                58,001                      58,001         98,222                     156,223
      Marketing                                      17,232                      17,232         38,128                      55,360
      Occupancy                                     214,618                     214,618        106,501                     321,119
      Other                                         202,949                     202,949         57,182                     260,131
                                                -----------  -----------    -----------    -----------   -----------   -----------
             Total managed dental center
                expenses                          1,439,994     (391,031)     1,048,963        603,138          --       1,652,101
                                                -----------  -----------    -----------    -----------   -----------   -----------
                                                    378,335     (111,268)       267,067      1,034,290          --       1,301,357
      Salaries and benefits                            --                          --          521,683                     521,683
      General and administrative                       --                          --          260,558                     260,558
      Depreciation and amortization                 107,375                     107,375         27,654       118,583 2     253,612
                                                -----------  -----------    -----------    -----------   -----------   -----------
             Operating income (loss)                270,960     (111,268)       159,692        224,395      (118,583)      265,504

      Interest income (expense), net                (93,576)                    (93,576)        20,781                     (72,795)
                                                -----------  -----------    -----------    -----------   -----------   -----------
Income (loss) before income taxes and
   minority interest                                177,384     (111,268)        66,116        245,176      (118,583)      192,709
Provision for income taxes                                                                      35,500                      35,500
Minority interest                                                                                7,674                       7,674
                                                -----------  -----------    -----------    -----------   -----------   -----------
Net income (loss)                                   177,384     (111,268)        66,116        202,002      (118,583)      149,535
      Adjustment to redemption value of
        common and preferred securities                                                       (191,237)                   (191,237)
      Cumulative preferred stock dividend                                                       (6,485)                     (6,485)
                                                -----------  -----------    -----------    -----------   -----------   -----------

Net income (loss) applicable to common
    shares                                      $   177,384  $  (111,268)   $    66,116    $     4,280   $  (118,583)  $   (48,187)
                                                ===========  ===========    ===========    ===========   ===========   ===========
Net income (loss) per common share:
   Basic                                                                                   $      --                   $     --
   Diluted                                                                                 $      --                   $     --
Weighted average common shares outstanding:
   Basic                                                                                     3,829,029                   3,909,029
   Diluted                                                                                   3,873,747                   3,953,747


   The accompanying notes are an integral part of these financial statements.

DENTAL CARE ALLIANCE, INC.
PRO FORMA CONDENSED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1996


                                                COMBINED      PRO FORMA      PRO FORMA      HISTORICAL    ACQUISITION     PRO FORMA
                                                PRACTICES     ADJUSTMENTS       MDI          COMPANY      ADJUSTMENTS      COMPANY

Patient Revenue                               $ 1,290,695    $(1,290,695)c  $              $              $      --     $      --
Rental Income                                     108,000                       108,000                                     108,000
Management fees                                      --          903,487 c      903,487      4,692,756                    5,596,243
Consulting and licensing fees                        --                            --          216,284                      216,284
                                              -----------    -----------    -----------    -----------    -----------   -----------
             Total revenues                     1,398,695       (387,208)     1,011,487      4,909,040           --       5,920,527

Managed dental center expenses:

      Professional salaries and benefits          334,170       (340,072)c       (5,902)          --                         (5,902)
      Staff salaries and benefits                 446,791                       446,791      1,294,446                    1,741,237
      Dental supplies                              85,219                        85,219        391,315                      476,534
      Laboratory fees                              43,232                        43,232        627,610                      670,842
      Marketing                                     5,138                         5,138        263,031                      268,169
      Occupancy                                   177,556                       177,556        614,980                      792,536
      Other                                       141,854                       141,854        585,621                      727,475
                                              -----------    -----------    -----------    -----------    -----------   -----------
             Total managed dental center
               expenses                         1,233,960       (340,072)       893,888      3,777,003           --       4,670,891
                                              -----------    -----------    -----------    -----------    -----------   -----------
                                                  164,735        (47,136)       117,599      1,132,037           --       1,249,636
      Salaries and benefits                          --                            --          557,528                      557,528
      General and administrative                     --                            --          313,054                      313,054
      Depreciation and amortization                96,760                        96,760         87,062         88,937 5     272,759
                                              -----------    -----------    -----------    -----------    -----------   -----------
             Operating income (loss)               67,975        (47,136)        20,839        174,393        (88,937)      106,295

      Interest income (expense), net              (69,979)                      (69,979)        45,809                      (24,170)
                                              -----------    -----------    -----------    -----------    -----------   -----------
Income (loss) before income taxes and
        minority interest                          (2,004)       (47,136)       (49,140)       220,202        (88,937)       82,125
Provision for income taxes                                                                      84,943                       84,943
Minority interest                                                                                 --                           --
                                              -----------    -----------    -----------    -----------    -----------   -----------

Net income (loss)                                  (2,004)       (47,136)       (49,140)       135,259        (88,937)       (2,818)
      Adjustment to redemption value of
        common and preferred securities                                                        (10,500)                     (10,500)
      Cumulative preferred stock dividend                                                      (90,000)                     (90,000)
                                              -----------    -----------    -----------    -----------    -----------   -----------

Net income (loss) applicable to common
         share                                $    (2,004)   $   (47,136)   $   (49,140)   $    34,759    $   (88,937)  $  (103,318)
                                              ===========    ===========    ===========    ===========    ===========   ===========
Net income (loss) per common share:
   Basic                                                                                   $      0.01                  $      --
   Diluted                                                                                 $      0.01                  $      --
Weighted average common shares outstanding:
   Basic                                                                                     4,169,197                    4,249,197
   Diluted                                                                                   4,256,675                    4,826,099

   The accompanying notes are an integral part of these financial statements.

                          NOTES TO UNAUDITED PRO FORMA
                         COMBINED FINANCIAL INFORMATION


The accompanying pro forma combined financial information presents the pro forma financial position of Dental Care Alliance, Inc. as of December 31, 1996 and September 30, 1997 and the pro forma results of its operations for the year ended December 31, 1996 and the nine months ended September 30, 1997.

On December 29, 1997 (effective as of December 1, 1997), the Company acquired the assets of Marketplace Dental, Inc. ("MDI"). The accompanying pro forma combined balance sheets included the acquired assets, assumed liabilities and effects of financing the MDI acquisition as if the acquisition had taken place on January 1, 1996. The accompanying pro forma combined statements of income reflect the pro forma results of operations of the Company, as adjusted, as if MDI had been acquired on January 1, 1996.

PRO FORMA COMBINED BALANCE SHEET

The pro forma adjustments reflected in the pro forma combined balance sheet are as follows:

  (a)To reflect as of and for the year ended December 31, 1996 the elimination of historical net patient revenue, patient receivables and dental professional costs and establish management fee revenue and receivable.

  (b)To eliminate as of and for year ended December 31, 1996 the assets and liabilities of Wellington from those of the Combined Practices.

  (c)To reflect as of and for the nine months ended September 30, 1997 the elimination of historical net patient revenue, patient receivables and dental professional costs and establish management fee revenue and receivable.

  (d)To eliminate as of and for the nine months ended September 30, 1997 the assets and liabilities of Wellington from those of the Combined Practices.


The acquisition adjustments reflected in the pro forma combined balance sheet are as follows:

  (1) Reflects the acquisition of MDI as of December 31, 1996 for a total cost of $1,300,000. The acquisition cost consisted of cash of $500,000 to be paid by the Registrant and $800,000 in common stock of the Registrant representing 80,000 common shares valued at the fair market value at December 29, 1997 of $10/share. The Registrant allocated the purchase price as follows: $1,159,768 to management services agreement, $505,343 to property and equipment and $365,111 in assumed liabilities.

  (2) To reflect depreciation and amortization for the year ended December 31, 1996.

  (3) To reflect accumulated depreciation and accumulated amortization as of January 1, 1997.

  (4) To reflect depreciation and amortization for nine months ended September 30, 1997.


PRO FORMA COMBINED STATEMENTS OF INCOME

The pro forma adjustments reflected in the pro forma combined statements of income are as follows:

  (a) To reflect as of and for the year ended December 31, 1996 the elimination of historical net patient revenue, patient receivables and dental professional costs and establish management fee revenue and receivable.

  (b) To eliminate as of and for year ended December 31, 1996 the assets and liabilities of Wellington from those of the Combined Practices.

  (c) To reflect as of and for the nine months ended September 30, 1997 the elimination of historical net patient revenue, patient receivables and dental professional costs and establish management fee revenue and receivable.

  (d) To eliminate as of and for the nine months ended September 30, 1997 the assets and liabilities of Wellington from those of the Combined Practices.


The acquisition adjustments reflected in the pro forma combined balance sheet are as follows:

  (1) Reflects the acquisition of MDI as of December 31, 1996 for a total cost of $1,300,000. The acquisition cost consisted of cash of $500,000 to be paid by the Registrant and $800,000 in common stock of the Registrant representing 80,000 common shares valued at the fair market value at December 29, 1997 of $10/share. The Registrant allocated the purchase price as follows: $1,159,768 to management services agreement, $505,343 to property and equipment and $365,111 in assumed liabilities.

  (2) To reflect depreciation and amortization for the year ended December 31, 1996.

  (3) To reflect accumulated depreciation and accumulated amortization as of January 1, 1997.

  (4) To reflect depreciation and amortization for nine months ended September 30, 1997.

Exhibits:

   2.1 Agreement and Plan of Merger, dated December 29, 1997, buy and among the Registrant, Marketplace, DCA Florida and the "Marketplace" Shareholders (filed previously as Exhibit 2.1 to the Company's Form 8-K dated January 13, 1998).



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   DENTAL CARE ALLIANCE, INC.



Dated:  March 16, 1998             By: /s/ STEVEN R. MATZKIN
                                      ----------------------
                                      Steven R. Matzkin, Chairman of the
                                      Board of Directors, Chief Executive
                                      Officer and President